UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 13, 2004


                                FUTURE CARZ, INC.
               (Exact name of Registrant as specified in charter)


          Nevada                        000-29435                 88-0431029
(State of Other Jurisdiction           (Commission              (IRS Employer
     of Incorporation)                 File Number)          Identification No.)


       717 Union Street, Suite K
         San Diego, California                                      92101
(Address of Principal Executive Offices)                         (Zip Code)


       Registrant's telephone number, including area code: (619) 696-3690

ITEM 5. OTHER EVENTS

Future Carz, Inc. (FCRZ) has entered into a Development License Agreement with Western Ventures, Inc., an Arizona corporation, to open leasing centers in Maricopa County, Arizona. Under the terms of the agreement Western Ventures, Inc. shall pay Future Carz, Inc an initial licensing fee plus a location fee for each leasing center opened. Future Carz, Inc. expects Western Ventures, Inc. to open its first leasing center and begin leasing cars in Phoenix, AZ within the next 30 days.

Certain statements contained herein are "forward-looking" statements (as such term is defined in the Private Securities Reform Act of 1995). Because such statements include risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                Future Carz, Inc.
                                  (Registrant)

Dated: April 13, 2004


                                By: /s/ M. David Fesko
                                   ----------------------------------
                                   M. David Fesko
                                   Chief Executive Officer, Treasurer,
                                   Director and Chief Financial Officer